BUSINESS COMBINATIONS (Schedule of estimated fair values of assets and liabilities) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Aug. 31, 2013		Aug. 31, 2012	Aug. 31, 2011
Business Acquisition [Line Items]
Goodwill	$ 3,520		$ 3,435	$ 3,365
Cash paid, net of cash acquired	165		322	99
2013 Acquisitions [Member]
Business Acquisition [Line Items]
Current Assets	6
Property, Plant and Equipment	4
Goodwill	110	[1]
Other Intangible Assets	12
Acquired In-process Research and Development	45
Other Assets	2
Total Assets Acquired	179
Current Liabilities	7
Other Liabilities	1
Total Liabilities Assumed	8
Net Assets Acquired	171
Cash acquired	6
Cash paid, net of cash acquired	165
Expected tax deductible goodwill amount	$ 95

[1]	(1)The total amount of goodwill that is deductible for tax purpose is $95 million.